THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Bonus, Lincoln ChoicePlusSM II Bonus
Lincoln ChoicePlus AssuranceSM Bonus

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM II Bonus, Lincoln ChoicePlus AssuranceSM Bonus

Supplement dated August 22, 2014 to the Prospectus dated May 1, 2014

This supplement outlines a change to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The following information is provided to you on behalf of the fund companies and outlines several changes to the underlying investment options in your contract.

Delaware VIP® Trust – The Delaware VIP Smid-Cap Growth Series and the Delaware VIP U.S. Growth Series are now sub-advised by Jackson Square Partners, LLC.

LVIP Dimensional/Vanguard Total Bond Fund – This fund is a fund of funds.

DWS Variable Series II – Effective August 11, 2014, the name of the DWS Variable Series II was changed to Deutsche Variable Series II. The name of the DWS Alternative Asset Allocation VIP Portfolio was changed to Deutsche Alternative Asset Allocation VIP Portfolio. Please note that these name changes will not be reflected on your quarterly statements or confirmations until a later time.

Franklin Templeton Variable Insurance Products Trust – Effective August 1, 2014, the fees of the following fund were restated as follows:

	Management Fees (before any waivers/reimbursements) +	12b-1 Fees (before any waivers/reimbursements) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses (AFFE) =	Total Expenses (before any waivers/reimbursements)	Total Contractual waivers/ reimbursements (if any)	Total Expenses (after any waivers/reimbursements)
Franklin Mutual Shares VIP Fund (Class 2)1	0.69%	0.25%	0.02%	0.00%	0.96%	0.00%	0.96%
1Management fees and other expenses have restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

The next section applies to Lincoln ChoicePlusSM II Bonus contractowners only:

DWS Investments VIT Funds – Effective August 11, 2014, the name of the DWS Investments VIT Funds was changed to Deutsche Investments VIT Funds. The name of the DWS Small Cap Index VIP Portfolio was changed to Deutsche Small Cap Index VIP Portfolio. The name of the DWS Equity 500 Index VIP Portfolio was changed to Deutsche Equity 500 Index VIP Portfolio.  Please note that these name changes will not be reflected on your quarterly statements or confirmations until a later time.

The next section applies to Lincoln ChoicePlusSM Bonus contractowners only:

DWS Investments VIT Funds – Effective August 11, 2014, the name of the DWS Investments VIT Funds was changed to Deutsche Investments VIT Funds. The name of the DWS Small Cap Index VIP Portfolio was changed to Deutsche Small Cap Index VIP Portfolio. Please note that these name changes will not be reflected on your quarterly statements or confirmations until a later time.

All other provisions of your prospectus not discussed in the supplement remain unchanged. Please keep this supplement with your prospectus for future reference.